EXHIBIT (n)

AMENDED AND RESTATED

MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS

Dated March 1, 2013

WHEREAS, each trust (each a “Trust”) listed on Schedule A engages in business as an open-end investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trustees (hereafter the “Trustees”) of each Trust have established one or more classes of shares of each series of the Trust listed on Schedule A hereto (each a “Fund”), such classes having been designated Class A, Class B, Class C, Class I, Institutional Class, Investor Class, Advisers Class, Class R or Class S (the “Classes”);

WHEREAS, each Fund is established in accordance with Section 18(f)(2) of the Act, its shares are registered on Form N-1A under the Securities Act of 1933, and it is entitled to have a multiple class plan adopted on its behalf by the Trust pursuant to Rule 18f-3 under the Act;

WHEREAS, the Trustees of the Trust desire to replace the currently effective multiple class plan dated October 1, 2012 by amending and restating herein the separate arrangements, expense allocations, and any related conversion features or exchange privileges of the Classes; and

WHEREAS, the Trustees of the Trust (including a majority of those Trustees who are not interested persons of the Trust) have determined that adoption of this Multiple Class Plan, including the expense allocations set forth herein, is in the best interests of each Class individually and each Fund as a whole.

NOW, THEREFORE, each Trust hereby adopts this Multiple Class Plan (the “Plan”) on behalf of each Fund in accordance with Rule 18f-3 under the Act (the “Rule”).

I.

MULTIPLE CLASS STRUCTURE

Each Fund may continuously offer the classes of shares identified on Schedule A.

Shares of each class of a Fund shall represent an equal pro rata interest in such Fund and shall have the voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions set forth in the Declaration of Trust, as amended, except that:

(a)

each Class shall have a different designation;

(b)

each Class shall bear any expenses allocated to a particular Class as provided in the Rule; and

(c)

each Class shall have exclusive voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class.

Income, realized and unrealized capital gains and losses, and expenses of a Fund not allocated to a particular Class shall be allocated to each Class proportionately on the basis of:

(a)

the net asset value of that Class in relation to the net asset value of the Fund for non-daily distribution Funds;

007_0038

(b)

based on relative net assets, excluding the value or subscriptions receivable (“Settled Shares Method”) for daily distribution Funds, except for distribution and service fees (and any other costs relating to implementing the Rule 12b-1 plan or an amendment to such plan) which shall be borne directly by the Class incurring such fees and expenses.

A.

Sales Charge Structure

1.

Class A Shares.  Class A shares are offered at net asset value plus a front-end sales charge in the amount and on the terms described in each Fund’s prospectus.

2.

Class B Shares.  Class B shares are offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

3.

Class C Shares.  Class C shares are offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

4.

Institutional Class Shares/Class I Shares.  Institutional Class shares and Class I shares are offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

5.

Investor Class Shares.  Investor Class shares are offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

6.

Advisers Class Shares.  Advisers Class shares are offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

7.

Class R Shares.  Class R shares are offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

8.

Class S Shares.  Class S shares may be offered at net asset value without the imposition of a front-end sales charge on the terms described in each Fund’s prospectus.

B.

Distribution and Service Plans

Each Fund has adopted a 12b-1 and/or service plan for each Class of shares (other than Institutional Class shares and Class I shares) as set forth in Schedule A.  The terms of each plan is described in each Fund’s prospectus and statement of additional information.

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C.

Exchange Privileges and Conversion Features

1.

Class B shares of each series of each Trust will automatically convert to such Class A shares of such series as described in each Fund’s prospectus and statement of additional information.  Such conversion will occur during the month following the expiration of the holding period.  Such conversion shall be effected on the basis of the relative net asset values per share of the two Classes without the imposition of any sales load, fee or other charge.  For purposes of this conversion, all distributions paid on such Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account.  Upon the conversion of such Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to such Class A shares.  This portion will be determined by the ratio that such Class B shares being converted bear to the total of Class B shares (excluding shares acquired through reinvestment) in the account.

2.

Shares of one Class of a Fund may be voluntarily converted to another Class of the same Fund that bears lower fixed expenses at the discretion of a shareholder if the conversion is at relative net asset values and is permitted by the disclosure documents of the Fund.

3.

Each Class of shares may be exchanged for shares of the same type of other funds in the Eaton Vance family of funds, which may change from time to time, subject to terms, conditions and limitations set forth in the relevant current prospectuses.

D.

Waiver or Reimbursement of Expenses

Expenses may be waived or reimbursed by a Fund’s adviser, by the principal underwriter or any other provider of services to the Funds without the prior approval of such Fund’s Board of Trustees.

II.

BOARD REVIEW

1.

This Plan shall not take effect until after it has been approved by both a majority of Trustees and a majority of those Trustees who are not interested persons of the Trust.

2.

This Plan shall continue indefinitely, unless terminated or amended.  All material amendments to this Plan shall be approved in the manner provided for Trustee approval of this Plan in Section II.1 above.  Additional series of a Trust with Classes of shares may become subject to this Plan upon Trustee approval as provided for in Section II.1 above and amendment of Schedule A.

III.

MISCELLANOUS

The Board of Trustees and the Shareholders of each Fund shall not be liable for any obligations of the respective Trust or any Fund under this Plan, and the principal underwriter or any other person, in asserting any rights or claims under this Plan, shall look only to the assets of the respective Trust or such Funds in settlement of such right or claim, and not to such Trustees or shareholders.

*          *          *

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Schedule A

Schedule of Share Classes and Annual 12b-1 Distribution and Service Fees

(as a % of average daily net assets)

March 1, 2013

	A	B	C	I	Investor	Institutional	Advisers	R(1)
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	0.30	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Growth Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Natural Resources Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater China Growth Fund	0.30	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Emerging Markets Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Global Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest International Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest U.S. Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein All Asset Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Equity Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75

Eaton Vance Investment Trust (2)
Eaton Vance AMT-Free Limited Maturity Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A

Eaton Vance Managed Income Term Trust
2019 Municipals	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2029 Municipals	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019 Investment Grade Corporates	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019 Investment Grade Non-Financial Corporates	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust (3)
Eaton Vance Alabama Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Arizona Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Arkansas Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance California Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Kentucky Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A

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A-1

	A	B	C	I	Investor	Institutional	Advisers	R(1)
Eaton Vance Municipals Trust cont’d (3)
Eaton Vance Minnesota Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Municipal Opportunities Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tennessee Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust II (3)
Eaton Vance High Yield Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Horizon Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Build America Bond Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Diversified Currency Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.60	0.75	N/A	N/A	N/A	0.25	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	1.00	N/A	N/A	N/A	0.25	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	0.25	N/A
Eaton Vance Global Dividend Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	0.75
Eaton Vance Global Macro Absolute Return Advantage Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	0.75
Eaton Vance Global Macro Absolute Return Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A	0.75
Eaton Vance Government Obligations Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75
Eaton Vance High Income Opportunities Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Core Research Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Low Duration Fund	0.25	1.00	0.85	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy Absolute Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy All Market Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Strategic Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Dividend Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1 (5)	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Value Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance U.S. Government Money Market Fund (4)	N/A	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Parametric Commodity Strategy Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A
Parametric Currency Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A
Parametric Emerging Markets Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A
Parametric Global Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Parametric International Equity Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A
Parametric Market Neutral Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A
Parametric Tax-Managed International Equity Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A

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A-2

	A	B	C	I	Investor	Institutional	Advisers	R(1)
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75
Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Bond Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Commodity Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Dividend Builder Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater India Fund	0.30	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Investment Grade Income Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	0.75
Eaton Vance Real Estate Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Risk-Managed Equity Option Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Term Real Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Special Equities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Real Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
Parametric Absolute Return Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A

(1)

The distribution plan for Class R shares authorized distribution and service fee payments of up to 0.75% annually.  The Fund’s Board of Trustees has authorized distribution and service fees equal to 0.55% annually.

(2)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ Board of Trustees has authorized distribution and service fees of 0.15% annually.

(3)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ (except the Eaton Vance Municipal Opportunities Fund, Eaton Vance National, High Yield and California Municipal Income Funds and the Eaton Vance Tax-Advantaged Bond Strategies Intermediate, Long and Short Term Funds) Board of Trustees has authorized distribution and service fees of 0.20% annually.

(4)

The distribution plans for Class B and Class C shares for Eaton Vance U.S. Government Money Market Fund authorize distribution fee payments of 0.75% and service fees of up to 0.25%.  The Fund’s Board of Trustees has authorized service fees for Class B and Class C equal to 0.15% annually.

(5)

The Fund also has Class S shares outstanding.  The Class S distribution plan authorizes service fees of up to 0.25% annually.  Currently, the Fund pays service fees of up to 0.10% annually.  The Fund’s Board of Trustees has authorized the payment of service fees equal to 0.20%.

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A-3